SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 6, 2002




                           CPI CORP.
_______________________________________________________________
  (exact name of registrant as specified in its charter)




    Delaware                  0-11227              43-1256674
_______________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
_________________________________________________________________
(Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314) 231-1575
_________________________________________________________________



_________________________________________________________________
(Former name or former address, if changes since last report.)







ITEM 5.   OTHER EVENTS



A. On August 6, 2002, CPI Corp. issued the following press release declaring a third quarter cash dividend.

     CPI CORP.
     NEWS FOR IMMEDIATE RELEASE     FOR RELEASE AUGUST 6, 2002

     FOR FURTHER INFORMATION CONTACT:

      NAME: Jane Nelson                FROM: CPI Corp.
      ADDRESS: 1706 Washington Avenue  CITY: St. Louis
      STATE, ZIP: Missouri  63103      TELEPHONE: (314)231-1575

     -----------------------------------------------------------

     FOR FURTHER INFORMATION AT FRB/WEBERSHANDWICK
      Mark Muehlfelt, Chicago 312/640-6767

            CPI CORP. DECLARES REGULAR QUARTERLY DIVIDEND

     ST. LOUIS, MO, AUGUST 6, 2002 - CPI CORP. (NYSE - CPY) today announced that its Board of Directors declared a third quarter cash dividend of 14 cents per share. The dividend will be paid on August 26, 2002 to shareholders of record as of August 20, 2002. As of August 5, 2002, CPI had 8,044,203 common shares outstanding.

     CPI is a consumer services company, offering photography services through Sears Portrait Studios in the United States, Puerto Rico and Canada, photofinishing services through the searsphotos.com web site and store systems technology and software development through Centrics Technology, Inc.



















                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    CPI CORP.
                                    ---------------------------
                                    (Registrant)




                                By: /s/ Gary W. Douglass
                                    ---------------------------
                                    Gary W. Douglass
                                    Authorized Officer and
                                    Principal Financial Officer



Dated: August 8, 2002